UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2017

EVERGREEN-AGRA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53902	98-0460379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of Principal Executive Offices)
(Zip Code)

604.764.7646

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1.

Evergreen-Agra, Inc. has signed a Letter of Intent with Green-Eraconsulting to merge one hundred percent (100%) of the assets (the “Assets”) as well as documentation of its product licenses, agreements, office leases, patents, copyrights, trade secrets, technology licenses and agreements with vendors and customers, from a limited liability company organized and incorporated under the laws of Canada,

Green-Eraconsulting was incorporated in Canada in 2015, and has been in operations and profitable since its inception. The Company’s product is Consulting Services specific within the sector.

Green-Eraconsulting helps you obtain a Health Canada authorization to possess and/or grow medical marijuana.

Green-Eraconsulting has network of doctors and nurses consulting with patients to provide access to medical marijuana to those in need and are permitted.

Green-Eraconsulting ensures the patients are making the proper decisions with the correct and up-to-date information.

Green-Eraconsulting is a Consulting firm and has no direct dealings with any other facet in the sector.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN-AGRA, INC.

Date: January 19, 2017	By:	/s/ Rene Hamouth
Rene Hamouth President / Chairman of the Board / Director

3